UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
FORM 8-K
________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2020

MSA SAFETY INCORPORATED
(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	46-4914539
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1000 Cranberry Woods Drive
Cranberry Township,	Pennsylvania	16066-5207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 724-776-8600
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	MSA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On March 12, 2020, Nishan J. Vartanian, President and Chief Executive Officer of MSA Safety Incorporated (the “Company”), adopted a Rule 10b5‑1 stock trading plan (the "Plan"). The Plan was adopted in accordance with guidelines specified by Rule 10b5‑1 under the Securities Exchange Act of 1934, as amended, and the Company's insider trading policy. Mr. Vartanian is adopting the Plan for personal financial management purposes, to enable him to monetize a portion of his equity position over time in a systematic, nondiscretionary manner with the goal of minimal market impact.
Rule 10b5‑1 permits corporate officers, directors and others to adopt written, pre‑arranged stock trading plans when they are not in possession of material, non-public information. Using these plans, insiders may gradually diversify their investment portfolios and spread stock trades over a period of time, regardless of any material, nonpublic information that they may receive after adopting their plans. In accordance with Rule 10b5‑1, Mr. Vartanian will not have discretion over the periodic sales of his shares of Company common stock under the Plan.
Under the Plan, up to 9,929 and 1,310 of Mr. Vartanian’s Company common stock holdings and stock options, respectively, are expected to be exercised, in the case of the stock options, and sold into the marketplace by a broker, subject to satisfaction of certain conditions (including minimum sale price thresholds) set forth in the Plan. It is expected that sales under the Plan will commence on or after June 10, 2020, and will be completed within one year. The 9,929 shares and 1,310 options together represent approximately 7.5% of the MSA shares held by Mr. Vartanian, including stock options and performance and restricted stock units.
Any transactions under the Plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission. The Company does not undertake to report Rule 10b5‑1 trading plans by other officers or directors of the Company in the future, or to report modifications or terminations of the Plan or any other such plans, whether or not the plan was publicly announced, except as may be required by law.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MSA Safety Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSA SAFETY INCORPORATED
(Registrant)

By	/s/ Stephanie L. Sciullo
Stephanie L. Sciullo
Vice President and Chief Legal Officer
Date: March 16, 2020

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)